Exhibit 99.1 Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide 1 1Exhibit 99.1 Kewaunee Scientific Corporation NASDAQ: KEQU encouraging new discovery…Worldwide 1 1

Special Note Regarding Forward-Looking Statements Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward- looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2 2Special Note Regarding Forward-Looking Statements Certain statements in this document constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements other than statements of historical fact included in this document, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward- looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers’ required delivery schedules; risks related to fluctuations in the Company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders’ interest. Many important factors that could cause such a difference are described under the caption “Risk Factors,” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2019, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov. Kewaunee Scientific Corporation | NASDAQ: KEQU 2 2

Agenda • Fiscal Year 2019 Review • Fiscal Year 2020 Q1 Results • Outlook • Q&A Kewaunee Scientific Corporation | NASDAQ: KEQU 3 3Agenda • Fiscal Year 2019 Review • Fiscal Year 2020 Q1 Results • Outlook • Q&A Kewaunee Scientific Corporation | NASDAQ: KEQU 3 3

Fiscal Year 2019 Review Kewaunee Scientific Corporation | NASDAQ: KEQU 4 4Fiscal Year 2019 Review Kewaunee Scientific Corporation | NASDAQ: KEQU 4 4

Fiscal Year 2019 Financial Review Sales ($m) Gross Profit ($m) $158 $160 $32 $147 $150 $30 $27 $25 $24 $139 $140 $129 $20 $130 $120 $10 $110 $100 $- 2016 2017 2018 2019 2016 2017 2018 2019 Pretax Earnings ($m) Diluted EPS $10 $1.90 $10 $2.00 $1.66 $1.42 $7 $1.50 $6 $5 $1.00 $0.55 $2 $0.50 $- $- 2016 2017 2018 2019 2016 2017 2018 2019 Kewaunee Scientific Corporation | NASDAQ: KEQU 5 5Fiscal Year 2019 Financial Review Sales ($m) Gross Profit ($m) $158 $160 $32 $147 $150 $30 $27 $25 $24 $139 $140 $129 $20 $130 $120 $10 $110 $100 $- 2016 2017 2018 2019 2016 2017 2018 2019 Pretax Earnings ($m) Diluted EPS $10 $1.90 $10 $2.00 $1.66 $1.42 $7 $1.50 $6 $5 $1.00 $0.55 $2 $0.50 $- $- 2016 2017 2018 2019 2016 2017 2018 2019 Kewaunee Scientific Corporation | NASDAQ: KEQU 5 5

Fiscal Year 2019 Financial Review Designs, manufactures, and installs laboratory, healthcare, and technical furniture products Sold through dealers, and distribution channels as well as directly to the end-user Products manufactured in Statesville, North Carolina Kewaunee Domestic Operating Segment – FY 2019 $117M in Sales Kewaunee Scientific Corporation | NASDAQ: KEQU 6 6Fiscal Year 2019 Financial Review Designs, manufactures, and installs laboratory, healthcare, and technical furniture products Sold through dealers, and distribution channels as well as directly to the end-user Products manufactured in Statesville, North Carolina Kewaunee Domestic Operating Segment – FY 2019 $117M in Sales Kewaunee Scientific Corporation | NASDAQ: KEQU 6 6

Fiscal Year 2019 Financial Review Domestic Operating Segment Sales ($Millions) $120 ü Up year-over-year as $117 activity in the $115 $115 $113 marketplace remained favorable. $110 ü Order mix across dealer, direct and distribution $105 $103 channels remained $100 consistent over the 2016 2017 2018 2019 periods presented. Kewaunee Scientific Corporation | NASDAQ: KEQU 7 7Fiscal Year 2019 Financial Review Domestic Operating Segment Sales ($Millions) $120 ü Up year-over-year as $117 activity in the $115 $115 $113 marketplace remained favorable. $110 ü Order mix across dealer, direct and distribution $105 $103 channels remained $100 consistent over the 2016 2017 2018 2019 periods presented. Kewaunee Scientific Corporation | NASDAQ: KEQU 7 7

Fiscal Year 2019 Financial Review Domestic Operating Segment Quarterly Sales ($Millions) $40 ü Timing of orders did not $36 support effective loading $35 of facilities over the $31 balance of the fiscal year $30 resulting in unfavorable $25 $25 $25 labor and overhead cost and productivity. $20 Q1-FY19 Q2-FY19 Q3-FY19 Q4-FY19 Kewaunee Scientific Corporation | NASDAQ: KEQU 8 8Fiscal Year 2019 Financial Review Domestic Operating Segment Quarterly Sales ($Millions) $40 ü Timing of orders did not $36 support effective loading $35 of facilities over the $31 balance of the fiscal year $30 resulting in unfavorable $25 $25 $25 labor and overhead cost and productivity. $20 Q1-FY19 Q2-FY19 Q3-FY19 Q4-FY19 Kewaunee Scientific Corporation | NASDAQ: KEQU 8 8

Fiscal Year 2019 Financial Review

Domestic Operating Segment





✓ Primary raw materials impacts:
- Cold rolled steel and Stainless steel, ~ 12% cost increase
- Epoxy resin raw material, ~40% cost increase

Kewaunee Scientific Corporation | **NASDAQ: KEQU**

9

KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide

Fiscal Year 2019 Financial Review Turn-key provider of total laboratory solution – design, manufacture, installation, maintenance Sold principally direct to end-users Products for international markets manufactured in Bangalore India and sourced from Statesville NC facility Kewaunee International Operating Segment – FY 2019 $30M in Sales Kewaunee Scientific Corporation | NASDAQ: KEQU 10 10Fiscal Year 2019 Financial Review Turn-key provider of total laboratory solution – design, manufacture, installation, maintenance Sold principally direct to end-users Products for international markets manufactured in Bangalore India and sourced from Statesville NC facility Kewaunee International Operating Segment – FY 2019 $30M in Sales Kewaunee Scientific Corporation | NASDAQ: KEQU 10 10

Fiscal Year 2019 Financial Review International Operating Segment Annual Sales ($Millions) $45 $43 ü Sales down due to lack $40 of large Middle East order ($18M delivered $35 in FY 2018) $30 $30 ü Sales impacted by year- $26 $25 $25 over-year FX impact of INR vs. USD (~12%). $20 FY2016 FY2017 FY2018 FY2019 Kewaunee Scientific Corporation | NASDAQ: KEQU 11 11Fiscal Year 2019 Financial Review International Operating Segment Annual Sales ($Millions) $45 $43 ü Sales down due to lack $40 of large Middle East order ($18M delivered $35 in FY 2018) $30 $30 ü Sales impacted by year- $26 $25 $25 over-year FX impact of INR vs. USD (~12%). $20 FY2016 FY2017 FY2018 FY2019 Kewaunee Scientific Corporation | NASDAQ: KEQU 11 11

Fiscal Year 2019 Financial Review Corporate Costs ü $75M market cap threshold, required preparation for possible loss of “smaller reporting company” scaled compliance requirements ü Tax Reform Implementation ü Accounting changes (revenue recognition, inventory valuation, lease accounting, etc.) ü One time costs of management transition Kewaunee Scientific Corporation | NASDAQ: KEQU 12 12Fiscal Year 2019 Financial Review Corporate Costs ü $75M market cap threshold, required preparation for possible loss of “smaller reporting company” scaled compliance requirements ü Tax Reform Implementation ü Accounting changes (revenue recognition, inventory valuation, lease accounting, etc.) ü One time costs of management transition Kewaunee Scientific Corporation | NASDAQ: KEQU 12 12

Fiscal Year 2020 Q1 Performance Kewaunee Scientific Corporation | NASDAQ: KEQU 13 13Fiscal Year 2020 Q1 Performance Kewaunee Scientific Corporation | NASDAQ: KEQU 13 13

Fiscal Year 2020 First Quarter Sales ($m) Gross Profit ($m) $50 $45 $42.2 $10 $7.6 $39.3 $6.9 $40 $35 $5 $30 $25 $- FY 2019 Q1 FY 2020 Q1 FY 2019 Q1 FY 2020 Q1 Pretax Earnings ($m) Diluted EPS $3 $1.00 $1.9 $2 $0.53 $0.50 $1 $0.7 $0.17 $- $- FY 2019 Q1 FY 2020 Q1 FY 2019 Q1 FY 2020 Q1 Kewaunee Scientific Corporation | NASDAQ: KEQU 14 14Fiscal Year 2020 First Quarter Sales ($m) Gross Profit ($m) $50 $45 $42.2 $10 $7.6 $39.3 $6.9 $40 $35 $5 $30 $25 $- FY 2019 Q1 FY 2020 Q1 FY 2019 Q1 FY 2020 Q1 Pretax Earnings ($m) Diluted EPS $3 $1.00 $1.9 $2 $0.53 $0.50 $1 $0.7 $0.17 $- $- FY 2019 Q1 FY 2020 Q1 FY 2019 Q1 FY 2020 Q1 Kewaunee Scientific Corporation | NASDAQ: KEQU 14 14

Outlook Kewaunee Scientific Corporation | NASDAQ: KEQU 15 15Outlook Kewaunee Scientific Corporation | NASDAQ: KEQU 15 15

Our Vision “To be the global supplier of choice with customers in the lab furniture and infrastructure markets.” Kewaunee Scientific Corporation | NASDAQ: KEQU 16 16 16Our Vision “To be the global supplier of choice with customers in the lab furniture and infrastructure markets.” Kewaunee Scientific Corporation | NASDAQ: KEQU 16 16 16

Our Core Values Associates, our Foundation – Each and every Kewaunee Associate matters and we invest in them by encouraging development and growth through feedback, mentorship, reward, accountability, and continuing education. Safety and Quality in Everything - If we choose to do something, we are going to do it well; we believe that by putting Safety first, Quality second; we will build a path of success! Customer Focused - It begins and ends with the customer; we listen to our external and internal customers; we strive to learn and understand our customers’ expectations and continually work to exceed them; we delight our customers so they will be customers for life! Innovative Thinking, our Lifeblood – We are innovators in our products, processes and services; we strive for continuous improvement, to eliminate waste, and to delight our customers every time we interact. Kewaunee Scientific Corporation | NASDAQ: KEQU 17 17 17Our Core Values Associates, our Foundation – Each and every Kewaunee Associate matters and we invest in them by encouraging development and growth through feedback, mentorship, reward, accountability, and continuing education. Safety and Quality in Everything - If we choose to do something, we are going to do it well; we believe that by putting Safety first, Quality second; we will build a path of success! Customer Focused - It begins and ends with the customer; we listen to our external and internal customers; we strive to learn and understand our customers’ expectations and continually work to exceed them; we delight our customers so they will be customers for life! Innovative Thinking, our Lifeblood – We are innovators in our products, processes and services; we strive for continuous improvement, to eliminate waste, and to delight our customers every time we interact. Kewaunee Scientific Corporation | NASDAQ: KEQU 17 17 17

Kewaunee Management Team Michael G. Rok Donald T. Gardner, III Lisa L. Ryan Kurt P. Rindoks B. Sathyamurthy Ryan S. Noble Elizabeth D. Phillips Kewaunee Scientific Corporation | NASDAQ: KEQU 18 18 18Kewaunee Management Team Michael G. Rok Donald T. Gardner, III Lisa L. Ryan Kurt P. Rindoks B. Sathyamurthy Ryan S. Noble Elizabeth D. Phillips Kewaunee Scientific Corporation | NASDAQ: KEQU 18 18 18

HEALTH • Market includes life sciences, pharmaceutical, bio- technology and healthcare customers • Macro population and aging trends support continued investment in health related initiatives requiring laboratories Active in INDUSTRIAL • Market includes chemicals, petroleum, manufacturing and aerospace • Continued global investment in research and development Multiple • Expanding spend on infrastructure Sectors EDUCATION • Market includes K-12 and colleges and universities • Increasing investments being made in STEM requiring new or upgraded facilities • State and local governments beginning to fund education infrastructure improvements Kewaunee Scientific Corporation | NASDAQ: KEQU 19 19HEALTH • Market includes life sciences, pharmaceutical, bio- technology and healthcare customers • Macro population and aging trends support continued investment in health related initiatives requiring laboratories Active in INDUSTRIAL • Market includes chemicals, petroleum, manufacturing and aerospace • Continued global investment in research and development Multiple • Expanding spend on infrastructure Sectors EDUCATION • Market includes K-12 and colleges and universities • Increasing investments being made in STEM requiring new or upgraded facilities • State and local governments beginning to fund education infrastructure improvements Kewaunee Scientific Corporation | NASDAQ: KEQU 19 19

Continued Global Growth Opportunity:

- According to the *SEFA Laboratory and Furniture Market Report*, the overall market for laboratory furniture and enclosures is forecasted to grow at a 5 year compound annual growth rate of 3.4%.
- International and emerging markets are forecasted to grow faster than established markets.



2020 Lab Furniture and Enclosure Global Market
5%
27%
$1.6B
Market Opportunity
41%
26%
US
Europe
Asia
Rest of World

Kewaunee Scientific Corporation | **NASDAQ: KEQU**
Source of information cited: SEFA Laboratory and Furniture Market Report
20
KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide

Outlook Order Backlog (millions) $130 $116 $114 $110 $102 $101 $101 $90 $70 $50 2016 2017 2018 2019 Q1-2020 Focused on increasing backlog through continued focus on winning with our channel partners. Kewaunee is positioned well to benefit from the projected growth in research and development spending. Kewaunee Scientific Corporation | NASDAQ: KEQU 21 21Outlook Order Backlog (millions) $130 $116 $114 $110 $102 $101 $101 $90 $70 $50 2016 2017 2018 2019 Q1-2020 Focused on increasing backlog through continued focus on winning with our channel partners. Kewaunee is positioned well to benefit from the projected growth in research and development spending. Kewaunee Scientific Corporation | NASDAQ: KEQU 21 21

Outlook 2018 Lab Furniture and Enclosure Global Market* • Near Term Priorities: ü Operate consistently at higher levels ü Do what we do well ü Strengthen our balance sheet • Longer Term Priorities: ü Expand product portfolio ü Penetrate underserved markets ü Evaluate outside opportunities Kewaunee Scientific Corporation | NASDAQ: KEQU 22 22Outlook 2018 Lab Furniture and Enclosure Global Market* • Near Term Priorities: ü Operate consistently at higher levels ü Do what we do well ü Strengthen our balance sheet • Longer Term Priorities: ü Expand product portfolio ü Penetrate underserved markets ü Evaluate outside opportunities Kewaunee Scientific Corporation | NASDAQ: KEQU 22 22

Thank You Kewaunee Scientific Corporation | NASDAQ: KEQU 23 23Thank You Kewaunee Scientific Corporation | NASDAQ: KEQU 23 23